Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Premier
Municipal Income Fund:

In planning and
performing our
audit of the
financial statements
 of Federated Premier Municipal
Income Fund (the "Fund")
 as of and for the year
 ended November 30, 2008,
 in accordance with
the standards of the
Public Company Accounting
 Oversight Board
(United States),
we considered
the Fund's internal
control over financial
 reporting, including
 controls over safeguarding
securities, as a basis
 for designing our
auditing procedures
for the purpose of
 expressing our
opinion on the financial
 statements and to
comply with the
requirements of Form N-SAR,
but not
for the purpose of
expressing an opinion
on the effectiveness
 of the Fund's internal
control over
financial reporting.
Accordingly, we express
 no such opinion.

The management of the
 Fund is responsible
for establishing and
 maintaining effective
internal
control over financial
reporting.  In
 fulfilling this
 responsibility,
estimates and judgments
 by
management are required
 to assess the expected
 benefits and related
 costs of controls. A
company's internal
 control over financial
 reporting is a process
 designed to provide
reasonable
assurance regarding the
reliability of financial
 reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
 accounting principles.
  A
company's internal control
over financial reporting
includes those policies
and procedures that (1)
pertain to the maintenance
of records that, in
reasonable detail,
accurately and fairly
 reflect the
transactions and
dispositions of the
 assets of the
company; (2) provide
 reasonable assurance that
transactions are recorded
 as necessary to permit
preparation of financial
 statements in accordance
with generally accepted
 accounting principles,
and that receipts and
expenditures of the company
are being made only in
 accordance with
 authorizations of management
and directors of the
company; and (3) provide
 reasonable assurance
 regarding prevention or
 timely detection of
unauthorized acquisition,
 use or disposition of a
 company's assets that
 could have a material
effect on the financial
statements.

Because of its inherent
 limitations, internal
 control over financial
 reporting may not prevent
 or
detect misstatements.
Also, projections of
any evaluation of
effectiveness to future
periods are
subject to the risk
that controls may become
inadequate because of
changes in conditions,
 or that
the degree of compliance
with the polices or
 procedures may deteriorate.

A deficiency in internal
 control over financial
reporting exists when
the design or operation
 of a
control does not allow
management or employees,
in the normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.
A material weakness is a
deficiency, or a
combination of
 deficiencies, in internal
control over financial
 reporting, such that
there is a reasonable
 possibility that a
 material misstatement
 of the Funds' annual
or interim
financial statements
 will not be prevented
 or detected on a
timely basis.

Our consideration of
 the Fund's internal
 control over financial
 reporting was for the
limited
purpose described in
the first paragraph
and would not necessarily
 disclose all deficiencies
in
internal control that
 might be material
weaknesses under
 standards established
by the Public
Company Accounting
Oversight Board
(United States).
 However, we noted no
deficiencies in
the Fund's internal
control over financial
 reporting and its
 operation, including
controls over
safeguarding securities,
that we consider to be
a material weakness as
defined above as of
November 30, 2008.

This report is intended
solely for the
information and use
of management and the
 Board of
Trustees of the Fund
and the Securities
and Exchange Commission
and is not intended to
be and
should not be used by
anyone other than these
specified parties.



ERNST & YOUNG LLP


Boston, Massachusetts
January 16, 2009